Exhibit 10.8
THIRD AMENDMENT
TO
EXECUTIVE EMPLOYMENT AGREEMENT
This THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), effective as of March 24, 2022, is entered into by and between Privia Health, LLC (“Company”) and Thomas Bartrum (“Executive”). Each of Company and Executive may be referred to individually herein as a “Party” or, collectively, as the “Parties.”
RECITALS
WHEREAS, Company and Executive are parties to that certain Executive Employment Agreement dated February 25, 2019, as amended by that certain First Amendment to the Executive Employment Agreement effective April 1, 2020 (the “First Amendment”) and that certain Second Amendment to the Executive Employment Agreement effective as of April 16, 2021 (the “Second Amendment” and, together with the Original Agreement and the First Amendment, the “Agreement”); and

WHEREAS, Company and Executive desire to amendment the Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements of the Parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto as agree as follows:

1.Amendment to Recitals in First Amendment and Second Amendment. The first recital in each of the First Amendment and the Second Amendment is hereby amended by deleting the date “February 13, 2015” and substituting the date “February 25, 2019” in lieu thereof.

2.Amendment to Exhibit A. The first bullet point set forth on Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

•From and after March 24, 2022, Base Salary of $26,250.00 per month ($315,000.00 annually), paid semi-monthly under exempt status, minus all relevant taxes and withholdings.
3.Defined Terms. Capitalized terms which are used in this Amendment but are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
4.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws provisions thereof.

5.Ratification of Agreement. Except as expressly modified or amended by this Amendment, all provisions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect.

6.Counterparts. This Amendment maybe executed and delivered in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[Signature Page to Follow]

Exhibit 10.8

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

EXECUTIVE
By:	/s/ Thomas Bartrum
Name:	Thomas Bartrum
Title:	General Counsel

PRIVIA HEALTH, LLC

By:	/s/ Shawn Morris
Name:	Shawn Morris
Title:	Chief Executive Officer